Closed-End Income

                                                          DELAWARE GROUP

                                                            Dividend and
                                                             Income Fund

                                                                    1997
                                                      Semi-Annual Report
                                                 professional management
                                                    service and guidance
                                                                   goals
[Picture of waterfall]


DELAWARE
GROUP
--------

Investment Objectives and Strategies

[Picture of datebook]

current income

DELAWARE GROUP DIVIDEND AND INCOME FUND'S OBJECTIVE is to provide high current income, and secondarily, capital appreciation, from U.S. stocks and high-yield bonds. Asset class concentration depends on the manager's assessment of each market's relative risks and rewards.

U.S. COMMON
STOCKS WITH
ABOVE-AVERAGE YIELDS
The Fund's management focuses on stocks that pay high dividends relative to their share price. Such high-yield stocks can point the Fund to strong companies whose stocks have capital appreciation potential. The dividend income from these stocks has the potential to add to total return.

CONVERTIBLE PREFERRED STOCKS AND BONDS
The Fund invests in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock's performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund may buy convertibles when the underlying common stock offers strong growth potential, but a low yield.

HIGH-YIELD
CORPORATE BONDS
High-yield bonds, those rated BB or lower, have greater credit risk than bonds with higher quality, investment grade ratings, but provide a greater level of income that has historically compensated many investors for the additional risk. Prices of high-yield, non-investment grade bonds may also be less sensitive to changes in interest rates than higher rated bonds.

LEVERAGING
About $55 million of your Fund's net assets were leveraged as of May 31, 1997. Leveraging is a tool that is not available to open-end mutual funds and one that can be an important contributor to your Fund's income and capital appreciation potential. Of course, there is no guarantee the Fund will achieve this. Leveraging could result in a higher degree of volatility because the Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. We believe this risk is reasonable given the potential benefits of higher income.

                         A TRADITION OF SOUND INVESTING

commitment

--------------------------------------------------------------------------------
JUNE 6, 1997

Dear Shareholder:

The first half of fiscal 1997 was a challenging period for income-oriented investors. Interest rates rose amid investor concerns about inflation. Dividend yields on stocks in the Standard & Poor's 500 Index declined to a record low of 1.75% as of May 31, 1997.

        Despite this environment, Dividend and Income Fund (DDF) provided exceptional results. The Fund's net asset value rose +10.36% for the six months ended May 31, 1997, more than double the average percentage increase among the Fund's peers in the Lipper Closed-End Income Fund Average.

        We are pleased to report that Dividend and Income Fund provided high monthly income during the period while its market price was less volatile than the overall stock market.

        We believe your Fund's results are attributable to stock selection, our prudent use of leveraging and our strategic positioning in U.S. high-yield corporate bonds, which were generally less sensitive to rising interest rates than other fixed-income securities.

        This past March, after seeing signs of strong U.S. economic growth, the Federal Reserve Board raised its target for short-term U.S. interest rates by 25 basis points (0.25%) to 5.5%. The U.S. stock market subsequently suffered its first full-fledged correction in seven years. Bond prices also slumped, with yields on 30-year U.S. Treasury securities rising to as much as 7.18%.


TOTAL RETURN
-----------------------------------------------------------------------------------------------
December 1, 1996 - May 31, 1997

                                             Based On             Based On             Premium/
                                           Net Asset Value       Market Price          Discount*
-----------------------------------------------------------------------------------------------
Dividend and Income Fund                       +10.36%             +6.89%               +4.24%
 (NYSE Symbol: DDF)
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                    +13.15%
Merrill Lynch High-Yield Bond Index             +5.06%
Merrill Lynch Convertibles Index                +4.85%
Lipper Closed-End Income Fund Average           +5.01%             +6.48%               -3.89%


 The Fund's total return and the returns of unmanaged indices shown above assumes reinvestment of dividends and distributions.  There are 11 closed-end funds in the Lipper Closed-End Income
 Fund Average.  Past performance does not guarantee future results.
 *As of May 31, 1997.

                             1997 semi-annual report                           1

        Yet, in just a few weeks, the markets reversed course. As of mid-June, the stock market recovered and had set new highs while bond prices rallied.

        In March, Babak Zenouzi was named your Fund's co-manager to replace co-manager Bernard P. Schaffer, who resigned. Mr. Zenouzi holds a masters' degree in finance from Boston College and a bachelor's degree from Babson College. He had been managing Dividend and Income Fund's convertible and real estate investment trust holdings since your Fund's inception in March 1993.

        On the pages that follow, Mr. Zenouzi and Paul A. Matlack, who manages the high-yield bonds in your Fund's portfolio, review U.S. market conditions and provide an outlook for the balance of the year. I look forward to reporting to you again in December.

Sincerely,



/s/ Wayne A. Stork
-----------------------------------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER




TOTAL RETURN
----------------------------------------------------------------------------------------------
BASED ON NET ASSET VALUE FOR PERIODS ENDED MAY 31, 1997

                                        Six Months     One Year     Three Years*     Lifetime*
----------------------------------------------------------------------------------------------
Dividend and Income Fund                  +10.36%       +22.42%      +16.44%          +13.60%
----------------------------------------------------------------------------------------------
Lipper Closed-End
 Income Fund Average                       +5.01%       +15.82%      +13.33%           +8.78%
DDF Rank                                     #1            #2**         #2**             #1
Number of funds in category                  11            11           11                9

 *Average annual total return.  Fund's inception date was March 26, 1993.
**The #1 ranked income fund during these periods was Delaware Group Global Dividend & Income
  Fund (DGF).  Past performance does not guarantee future results.



2                           1997 semi-annual report

Portfolio Managers' Review

INVESTMENT STRATEGY
Dividend and Income Fund's investment diversification across domestic asset classes helped provide superior results and reduce volatility of returns during the first half of fiscal 1997.

        Slightly more than half of your Fund's portfolio was invested in common stocks as of May 31, 1997, about the same percentage as six months earlier. Since November, we have reduced our holdings of convertible preferred stocks and bonds and slightly increased our positioning in high-yield corporate bonds. This reflects what we believe to be a decrease in the risk-adjusted income potential of convertible securities.

RATES, REITS AND
REGIONAL BANKS
Your Fund's portfolio contained many stocks of regional banks and real estate investment trusts (REITs) as of May 31. Although interest rates increased modestly during the first half of fiscal 1997, the U.S. real estate and banking sectors are undergoing positive fundamental changes that we believe make certain stocks attractive for both their income and total return potential. Overall, credit sensitive stocks made up 34.0% of the Fund's portfolio as of May 31.

        A healthy U.S. economy has increased long-term leasing demand for various types of commercial, institutional and industrial space. In the six months ended May 31, the unmanaged Morgan Stanley REIT Index provided an attractive total return of +10.98%. We continue to emphasize REITs with low debt levels, experienced management and a low payout ratio of dividends relative to earnings.



PORTFOLIO HIGHLIGHTS AND ASSET ALLOCATION
--------------------------------------------------------------------------------
PERCENT OF PORTFOLIO MAY 31, 1997

Common Stocks                   53.3%
Non-Convertible Corporate Bonds 43.6%
Convertible Bonds               11.6%
Convertible Preferred Stocks    10.2%
Preferred Stock                  1.9%

Beta*                      0.50
Portfolio Turnover Rate     85%
Current Monthly
 Dividend Rate            $0.125 per share

*A measure of market price volatility relative to the S&P 500 Index. A number less than 1.0 means a security has fluctuated less in price than the Index. A Number more than 1.0 means the security has fluctuated more than the Index.

The above chart adds up to more than 100% because the portfolio is leveraged.


                            1997 semi-annual report                           3

        Although bank stocks have been volatile in fiscal 1997, we believe the industry's earnings are not nearly as vulnerable to modest interest rate increases by the Federal Reserve Board as they once were. Industry statistics suggest many banks can raise interest rates on loans faster than savings rates paid to depositors, preserving profit margins. Also, more financial institutions are deriving a greater percentage of earnings from customer fees rather than loans. KEYCORP, a regional bank based in Cleveland and GREAT WESTERN FINANCIAL were our two largest industry holdings as of May 31.

HIGH-YIELD
BONDS OUTPERFORMED OTHER BONDS
For nearly three years, high-yield bonds have performed well compared to other fixed-income securities. In part this is because the healthy U.S. economy has allowed corporations issuing high-yield bonds to meet obligations to bondholders. The default rate on high-yield debt has remained well below 2%, according to CS First Boston.

        High-yield bonds have characteristics of both stocks and bonds. They are sensitive to a variety of influences, including stock prices, interest rates, supply and demand and economic trends. Because these influences seldom act in unison, high-yield bonds seldom suffer the highs or the lows of the broader stock and Treasury markets.

DURING THE FIRST HALF OF FISCAL 1997, THE HIGH-YIELD BONDS IN YOUR FUND'S PORTFOLIO ACTED LIKE A SHOCK ABSORBER OF BROAD MARKET VOLATILITY PROVIDING HIGH INCOME THAT OFFSET SOME OF THE EFFECTS OF THE LARGEST SHORT-TERM U.S. STOCK MARKET CORRECTION IN SEVEN YEARS.

        Your Fund balanced opportunities for high current income while taking a relatively conservative approach to potential credit risk. We focused on bonds rated BB and B, the highest non-investment grade ratings. We've avoided more risky emerging technology bonds in favor of lower volatility and proven cash flows of established manufacturing, cable, supermarket and energy bond issuers.

        As of May 31, your Fund's high-yield, non-investment grade, component had an average effective maturity of 6.6 years and an effective duration of 4.6 years. Duration indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.


4                            1997 semi-annual report

CONVERTIBLES PROVIDED INCOME AND GROWTH
Overall, the convertibles market significantly underperformed the S&P 500 Index since last autumn.

        However, convertible securities provided regular, above-average dividend income from stocks and interest income from bonds. Convertible securities also helped your Fund participate in the capital appreciation potential of certain small and large company growth stocks with low dividend yields.

        As of May 31, convertible securities represented 21.8% of your Fund's portfolio, down from nearly 24.1% of the portfolio at the close of fiscal 1996. Generally, we believe that the convertibles market is fairly valued.

OUR MANAGED
DISTRIBUTION POLICY
In December 1995, the Fund implemented a managed distribution policy effective with the payment of the Fund's December dividend. Under the policy, the Fund is managed with a goal of generating as much of the dividend as possible from ordinary income. The balance of the dividend then comes from short-term and long-term capital gains and, if necessary, a return of capital. As of June 1997, the Fund has never had to provide a return of capital to meet its dividend.

OUTLOOK
While your Fund's asset mix is subject to change as market conditions warrant, we anticipate that our value-oriented selection process will lead us to a similar asset mix in the months ahead.


DIVIDEND AND INCOME FUND
MARKET PRICE VS. NET ASSET VALUE
DECEMBER 1, 1996, TO MAY 31, 1997
---------------------------------


          Market Price     Net Asset Value      % Prem
          ------------     ---------------      ------
12/1/96     $ 16.625           $ 15.410          7.88
12/6/96     $ 16.750           $ 15.460          8.34
12/13/96    $ 16.000           $ 15.400          3.90
12/20/96    $ 16.125           $ 15.670          2.90
12/27/96    $ 16.500           $ 15.720          4.96
1/3/97      $ 16.625           $ 15.660          6.16
1/10/97     $ 16.750           $ 15.850          5.68
1/17/97     $ 17.000           $ 16.140          5.33
1/24/97     $ 16.750           $ 16.170          3.59
1/31/97     $ 16.750           $ 16.150          3.72
2/7/97      $ 17.000           $ 16.240          4.68
2/14/97     $ 17.000           $ 16.360          3.91
2/21/97     $ 17.000           $ 16.480          3.16
2/28/97     $ 17.125           $ 16.400          4.42
3/7/97      $ 17.750           $ 16.660          6.54
3/14/97     $ 17.250           $ 16.380          5.31
3/21/97     $ 16.375           $ 16.150          1.39
3/28/97     $ 16.000           $ 16.030          -.19
4/4/97      $ 16.250           $ 15.600          4.17
4/11/97     $ 16.375           $ 15.390          6.40
4/18/97     $ 16.750           $ 15.470          8.27
4/25/97     $ 17.000           $ 15.330         10.89
5/2/97      $ 17.000           $ 15.840          7.32
5/9/97      $ 17.000           $ 16.080          5.72
5/16/97     $ 17.000           $ 16.040          5.99
5/23/97     $ 17.000           $ 16.220          4.81
5/31/97     $ 17.000           $ 16.280          4.49

Premium/Discount Data
High +10.89% on 4/25/97
Average +5.18%
Low -0.19% on 3/27/97
(Weekly Changes)

Source: Bloomberg Business News. Past performance does not guarantee future results.

                           1997 semi-annual report                             5

        In common stocks, your Fund remains focused on a diversified mix of established industries, with an emphasis on companies that have above average dividend yields and strong balance sheets.

        We have modestly increased our holdings of electric utility stocks. In our opinion, share prices of power companies generally reflect the reduced profitability that may come with increased industry competition and deregulation in the years ahead. That said, however, we have found some attractive income opportunities in companies such as GENERAL PUBLIC UTILITIES (GPU), which operates in New Jersey and Pennsylvania.

IN COMMON STOCKS, YOUR FUND REMAINS FOCUSED ON A DIVERSIFIED MIX OF ESTABLISHED INDUSTRIES, WITH AN EMPHASIS ON COMPANIES THAT HAVE ABOVE-AVERAGE DIVIDEND YIELDS AND STRONG BALANCE SHEETS.

        Generally we look for utilities that are paying out less than 80% of their operating profits as dividends. This is an indicator that the company has the financial flexibility to moderately increase dividends and weather a regional economic downturn and industry-wide change.

         For the balance of 1997, we remain optimistic about the U.S. high-yield bond market, which represented the second largest component of your Fund's portfolio as of May 31. Although the credit risk associated with high-yield bonds is much greater than that of investment grade corporate bonds, we believe the bond market is adequately compensating investors. Given what we believe will be an unfolding scenario of sustained U.S. economic strength, we expect to continue to allocate a substantial portion of your Fund's assets to this attractive sector.

        The U.S. stock market has traversed an extraordinary distance during the 1990s. Many investors have enjoyed high double-digit returns for almost three consecutive years, a streak that we believe can not be sustained indefinitely.

        In a more volatile market, income becomes a more important component of total return. We believe your Fund is well positioned for the months ahead because its strategy offers high income potential and diversification benefits. It is particularly appropriate for investors who may be overweighted in the more aggressive sectors of the U.S. equity market.

Babak Zenouzi
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER
U.S. EQUITIES

Paul A. Matlack
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER
U.S. FIXED-INCOME

June 6, 1997


6                            1997 semi-annual report

Fund Performance

A $10,000 investment in Dividend and Income Fund when the Fund began operating on March 26, 1993, would have grown to $17,040 as of May 31, 1997, based on net asset value with distributions reinvested. That's over 28% more than the average of the Fund's peers during the same period.

DIVIDEND AND INCOME FUND
GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------
March 26, 1993, to May 31, 1997

DDF     $17,040
Lipper Closed-End Income Fund Average  (9 Funds) $14,250


As of May 31, 1997, Dividend and Income Fund provided an average annual total return of +13.60% over its lifetime, based on net asset value with distributions reinvested. The Fund's lifetime average annual total return based on market price was +12.98%.

ABOVE PERFORMANCE ASSUMES REINVESTMENT OF DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. DDF SHARES WERE INITIALLY OFFERED WITH A SALES CHARGE OF 6%. PERFORMANCE SINCE INCEPTION DOES NOT INCLUDE THIS OR ANY BROKERAGE COMMISSIONS FOR PURCHASES MADE SINCE INCEPTION.

About Our Share Buyback Program

In 1994, Dividend and Income Fund's board of directors authorized a share repurchase program that authorizes the Fund's lead manager to purchase up to 10% of the Fund's outstanding shares on the floor of the New York Stock Exchange. During the first half of fiscal 1997, the Fund did not utilize this option because, given the Fund's market price, we believed there were more effective ways of enhancing shareholder value.


Your Reinvestment Options
--------------------------------------------------------------------------------
If your shares are not held in "street" name and you are not already reinvesting dividends, Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to reinvest dividends and shares are registered in your name, contact ChaseMellon Shareholder Services at 1.800.851.9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact the broker/dealer holding the shares or your financial adviser.
--------------------------------------------------------------------------------

                            1997 semi-annual report                           7

Financial Statements
DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
STATEMENT OF NET ASSETS -- MAY 31, 1997
(UNAUDITED)

                                                           NUMBER        MARKET
                                                          OF SHARES       VALUE
                                                          ----------------------
COMMON STOCK - 53.29%
AUTOMOBILES & AUTO EQUIPMENT - 0.86%
General Motors .....................................        35,000   $ 2,003,750
                                                                     -----------
                                                                       2,003,750
                                                                     -----------
BANKING, FINANCE & INSURANCE - 8.70%
Chase Manhattan ....................................        25,000     2,362,500
CoreStates Financial ...............................        34,000     1,797,750
First Chicago NBD ..................................         7,000       414,750
Fleet Financial Group ..............................        24,600     1,503,675
Great Western Financial ............................        66,700     3,234,950
J.P. Morgan & Company ..............................        20,200     2,171,500
KeyCorp ............................................        70,000     3,806,250
Mellon Bank ........................................        23,000     2,012,500
Summit Bancorp .....................................        60,000     2,962,500
                                                                     -----------
                                                                      20,266,375
                                                                     -----------
ELECTRONICS - 0.52%
AMP ................................................        29,400     1,209,075
                                                                     -----------
                                                                       1,209,075
                                                                     -----------
ENERGY - 2.75%
El Paso Natural Gas ................................        30,000     1,777,500
Occidental Petroleum ...............................       100,000     2,325,000
Texaco .............................................        21,100     2,302,538
                                                                     -----------
                                                                       6,405,038
                                                                     -----------
FOOD, BEVERAGE & TOBACCO - 2.92%
American Brands ....................................        31,900     1,563,100
Philip Morris Companies ............................        60,000     2,640,000
RJR Nabisco Holdings ...............................        80,000     2,590,000
                                                                     -----------
                                                                       6,793,100
                                                                     -----------
PAPER & FOREST PRODUCTS - 0.71%
Georgia-Pacific ....................................        18,700     1,650,275
                                                                     -----------
                                                                       1,650,275
                                                                     -----------
REAL ESTATE - 25.29%
Alexandria Real Estate .............................        53,900     1,185,800
American Health Properties .........................        50,000     1,250,000
Apartment Investment & Management ..................        50,000     1,393,750
Bay Apartment Communities ..........................        37,500     1,321,875
Brandywine Realty Trust ............................        70,000     1,417,500
Camden Property Trust ..............................        73,000     2,144,375
CarrAmerica Realty .................................        70,000     1,986,250
Chateau Properties .................................        67,730     1,777,912
Colonial Properties Trust ..........................        61,000     1,784,250
Crescent Real Estate Equities ......................        56,000     1,526,000
Duke Realty Investments ............................        48,000     1,830,000
Equity Residential Properties Trust ................        30,000     1,417,500
Essex Property Trust ...............................        48,000     1,422,000
Excel Realty Trust .................................        34,500       892,687
-----------
Top 10 common stock holdings, representing 13.40% of net assets, are in boldface.

                                                           NUMBER        MARKET
                                                          OF SHARES       VALUE
                                                          ----------------------
First Industrial Realty Trust ....................         75,000    $ 2,212,500
Glenborough Realty Trust .........................         63,700      1,385,475
Great Lakes REIT .................................         51,500        798,250
Health Care REIT .................................         50,250      1,206,000
Health & Retirement Property Trust ...............         60,000      1,110,000
Kilroy Realty ....................................         60,000      1,440,000
Liberty Property Trust ...........................         40,000        960,000
Macerich Company (The)  ..........................        100,000      2,700,000
National Golf Properties .........................         60,000      1,950,000
Parkway Properties ...............................         50,500      1,268,813
Patriot American Hospitality .....................        111,000      2,400,375
Prentiss Properties Trust ........................         70,000      1,645,000
Public Storage ...................................         61,000      1,624,125
Reckson Associates Realty ........................        116,000      2,610,000
Security Capital Industrial Trust ................         68,000      1,368,500
Simon Debartolo Group ............................         79,000      2,389,750
Sovran Self Storage ..............................         80,000      2,320,000
Spieker Properties ...............................         50,000      1,843,750
Starwood Lodging Trust ...........................         61,500      2,290,875
Storage Trust Realty .............................         30,000        750,000
Sun Communities ..................................         50,000      1,631,250
TriNet Corporate Realty Trust ....................         50,000      1,637,500
                                                                     -----------
                                                                      58,892,062
                                                                     -----------
TELECOMMUNICATIONS - 2.08%
NYNEX ............................................         90,000      4,837,500
                                                                     -----------
                                                                       4,837,500
                                                                     -----------
TRANSPORTATION & SHIPPING - 1.30%
Union Pacific ....................................         40,000      2,710,000
Knightsbridge Tankers ............................         12,500        306,250
                                                                     -----------
                                                                       3,016,250
                                                                     -----------
UTILITIES - 7.25%
American Electric Power ..........................         50,000      2,037,500
Edison International .............................         70,000      1,636,250
General Public Utilities (GPU) ...................         60,000      2,100,000
Houston Industries ...............................        100,000      2,075,000
PacifiCorp .......................................         80,000      1,590,000
Peco Energy ......................................         30,000        570,000
Rochester Gas & Electric .........................        155,000      3,100,000
Texas Utilities ..................................         60,000      2,062,500
Unicom ...........................................         75,000      1,706,250
                                                                     -----------
                                                                      16,877,500
                                                                     -----------
MISCELLANEOUS - 0.91%
Pitney Bowes .....................................         30,000      2,107,500
                                                                     -----------
                                                                       2,107,500
                                                                     -----------
Total Common Stock (cost $105,475,501) ...........                   124,058,425
                                                                     -----------

8                            1997 semi-annual report

                                                           NUMBER        MARKET
                                                          OF SHARES       VALUE
                                                          ----------------------
CONVERTIBLE PREFERRED STOCK - 10.24%
AUTOMOBILES & AUTO EQUIPMENT - 0.59%
Walbro Cap Trust 8.00% pfd cv ....................         48,000     $1,377,000
                                                                      ----------
                                                                       1,377,000
                                                                      ----------
BANKING, FINANCE & INSURANCE - 2.62%
National Australia Bank 7.875% pfd cv ............         40,000      1,080,000
Salomon 7.625% series "FSA"
 pfd cv "DECS"  ..................................         70,000      2,073,750
Salomon Inc 6.25% pfd cv .........................         16,500      1,002,375
SunAmerica $3.188 pfd cv "PERCS" .................         45,000      1,940,625
                                                                      ----------
                                                                       6,096,750
                                                                      ----------
CABLE, MEDIA AND PUBLISHING - 0.68%
+Chancellor Broadcasting 7.00% pfd cv ............         26,000      1,589,250
                                                                      ----------
                                                                       1,589,250
                                                                      ----------
ENERGY - 1.42%
ARCO 9.00% "Lyondell" Notes ......................        100,000      2,150,000
Tosco Financing Trust 5.75% pfd cv ...............         20,000      1,167,500
                                                                      ----------
                                                                       3,317,500
                                                                      ----------
CABLE, MEDIA & PUBLISHING - 0.65%
Cablevision Systems Series I 8.50% pfd cv ........         67,000      1,515,875
                                                                      ----------
                                                                       1,515,875
                                                                      ----------
METALS & MINING - 1.96%
Freeport-McMoran Copper 7.00% pfd cv .............         80,000      2,200,000
MasoTech $1.20 pfd cv "DECS" .....................         59,300      1,178,587
Worthington Industries 7.25%
pfd cv "DECS"  ...................................         78,700      1,190,338
                                                                      ----------
                                                                       4,568,925
                                                                      ----------
REAL ESTATE - 1.09%
Excel Realty Trust Series A $2.125 pfd cv ........         40,000      1,065,000
+Insignia Financing 6.50% pfd cv .................         33,300      1,465,200
                                                                      ----------
                                                                       2,530,200
                                                                      ----------
TELECOMMUNICATIONS - 0.61%
+Loral Space & Communication 6.00% pfd cv ........         27,000      1,417,500
                                                                      ----------
                                                                       1,417,500
                                                                      ----------
TRANSPORTATION & SHIPPING - 0.62%
+Greyhound Lines 8.50% pfd cv ....................         53,500      1,437,813
                                                                      ----------
                                                                       1,437,813
                                                                      ----------
Total Convertible Preferred Stock
(cost $22,512,282)  ..............................                    23,850,813
                                                                      ----------

PREFERRED STOCK - 1.93%
BANKING, FINANCE & INSURANCE - 1.08%
Credit Lyonnais Capital SCA 9.50% ................        100,000      2,525,000
                                                                      ----------
                                                                       2,525,000
                                                                      ----------
CABLE, MEDIA & PUBLISHING - 0.85%
+American Radio Systems 11.375% ..................            237         23,996
                                                                      ----------
+Granite Broadcasting 12.75% .....................          2,043      1,951,065
                                                                      ----------
                                                                       1,975,061
                                                                      ----------
Total Preferred Stock (cost $4,524,523) ..........                     4,500,061
                                                                      ----------

                                                        PRINCIPAL        MARKET
                                                         AMOUNT           VALUE
                                                       -------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
NON-CONVERTIBLE  BONDS - 43.58%
AEROSPACE & DEFENSE - 0.54%
+Derlan Manufacturing sr notes
 10.00% 2007  ......................................   $ 1,250,000   $ 1,256,250
                                                                     -----------
                                                                       1,256,250
                                                                     -----------
AUTOMOBILES & AUTO EQUIPMENT - 3.08%
+Collins and Aikman sr sub notes
 10.00% 2007  ......................................     1,250,000     1,228,125
Exide sr notes 10.75% 2002 .........................     2,000,000     2,105,000
Motors and Gears sr notes Series B
 10.75% 2006  ......................................     1,000,000     1,040,000
+Safelite Glass sr sub notes 9.875% 2006 ...........     2,000,000     2,120,000
+Speedy Muffler King sr notes
 10.875% 2006  .....................................       650,000       679,250
                                                                     -----------
                                                                       7,172,375
                                                                     -----------
BANKING, FINANCE & INSURANCE - 2.42%
Aetna Industries sr notes 11.875% ..................     2,000,000     2,152,500
Arcadia Financial units 11.50% 2007 ................       500,000       497,500
Chevy Chase Savings Bank sub deb
 9.25% 2005  .......................................     1,000,000     1,000,000
DVI unsec sr notes 9.875% 2004 .....................       425,000       427,125
First Nationwide Holdings sr sub notes
 9.125% 2003  ......................................     1,500,000     1,548,750
                                                                     -----------
                                                                       5,625,875
                                                                     -----------
BUILDINGS & MATERIALS - 0.26%
+Atrium Companies sr sub notes
 10.50% 2006  ......................................       600,000       618,000
                                                                     -----------
                                                                         618,000
                                                                     -----------
CABLE, MEDIA & PUBLISHING - 5.06%
Cablevision Systems sr sub deb
 10.75% 2004  ......................................     2,000,000     2,072,500
Granite Broadcasting sr sub notes
 9.375% 2005 .......................................     2,000,000     1,952,500
Hollinger International Publishing sr sub
 notes 9.25% 2007  .................................     1,000,000     1,017,500
Jones Intercable sr notes
 9.625% 2002  ......................................     1,500,000     1,578,750
Katz Media Series B sr sub deb
 10.50% 2007  ......................................     1,000,000       957,500
Muzak LP/Capital sr unsec notes
 10.00% 2003  ......................................       220,000       229,900
Rogers Cablesystems sr sec 2nd priority deb
 10.00% 2007  ......................................       810,000       854,550
Rogers Cablesystems sr unsec sub deb
 11.00% 2015  ......................................       500,000       533,750
+STC Broadcasting sr sub notes
 11.00% 2007  ......................................     1,000,000     1,057,500
Sullivan Graphics sr sub notes
 12.75% 2005  ......................................     1,500,000     1,537,500
                                                                     -----------
                                                                      11,791,950
                                                                     -----------
CHEMICALS - 2.56%
BPC Holding Series B sr sec notes
 12.50% 2006  ......................................     1,150,000     1,236,250
ISP Holdings Series B sr notes
 9.75% 2002  .......................................       519,000       544,301


                            1997 semi-annual report                           9

                                                        PRINCIPAL        MARKET
                                                         AMOUNT           VALUE
                                                       -------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
CHEMICALS (CONTINUED)
NL Industries sr sec notes
 11.75% 2003  ....................................     $1,350,000     $1,493,437
+Sterling Chemicals sr sub notes
 11.25% 2007  ....................................      1,000,000      1,057,500
UCC Investors Holding sr sub notes
 11.00% 2003  ....................................      1,500,000      1,635,000
                                                                      ----------
                                                                       5,966,488
                                                                      ----------
COMPUTERS & TECHNOLOGY - 0.63%
Unisys sr unsec notes 11.75% 2004 ................      1,350,000      1,458,000
                                                                      ----------
                                                                       1,458,000
                                                                      ----------
CONSUMER PRODUCTS - 1.28%
American Safety Razor Series B sr notes
 9.875% 2005  ....................................      1,875,000      1,959,375
+Pen-Tab Industries sr sub notes
 10.875% 2007  ...................................      1,000,000      1,017,500
                                                                      ----------
                                                                       2,976,875
                                                                      ----------
ELECTRONICS - 1.32%
+HCC Industries sr sub notes 10.75% 2007 .........      1,000,000      1,047,500
Mark IV Industries sub notes 8.75% 2003 ..........      1,985,000      2,029,663
                                                                      ----------
                                                                       3,077,163
ENERGY - 2.12%
Costilla Energy sr notes
 10.25% 2006  ....................................        875,000        905,625
Falcon Drilling Series B sr notes
 8.875% 2003  ....................................      1,000,000      1,015,000
Mesa Operating sr unsec sub
 10.625% 2006  ...................................      1,000,000      1,130,000
Pride Petroleum Services sr unsec notes
 9.375% 2007  ....................................        800,000        833,000
Trizec Hahn Series B sr notes
 10.875% 2005  ...................................      1,000,000      1,051,250
                                                                      ----------
                                                                       4,934,875
                                                                      ----------
FOOD, BEVERAGE & TOBACCO - 1.89%
+CFP Holdings sr notes 11.625% 2004 ..............      1,000,000      1,025,000
Core Mark International sr sub notes
 11.375% 2003  ...................................        650,000        679,250
Delta Beverage sr notes 9.75% 2003 ...............      1,250,000      1,296,875
+MBW Foods sr sub notes 9.875% 2007 ..............      1,000,000      1,007,500
Purina Mills sr sub notes 10.25% 2003 ............        375,000        392,813
                                                                       4,401,438
HEALTHCARE & PHARMACEUTICALS - 0.77%
Healthsouth sr sub notes 9.50% 2001 ..............        750,000        793,125
Paracelsus Healthcare sr unsec sub notes
10.00% 2006  .....................................      1,000,000        995,000
                                                                      ----------
                                                                       1,788,125
                                                                      ----------
INDUSTRIALS - 1.75%
+American Builders & Contractors Supply sr
 sub notes 10.625% 2007  .........................      1,175,000      1,222,000
Hawk sr notes 10.25% 2003  .......................      1,000,000      1,027,500
Interlake sr sub debs 12.125% 2002 ...............        800,000        836,000
Jordan Industries sr notes 10.375% 2003 ..........      1,000,000        997,500
                                                                      ----------
                                                                       4,083,000
                                                                      ----------

                                                        PRINCIPAL        MARKET
                                                         AMOUNT           VALUE
                                                       -------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
LEISURE, LODGING & ENTERTAINMENT - 1.72%
+AFC Enterprises sr sub notes 10.25% 2007 ........     $1,000,000     $1,005,000
Cinemark USA sr sub notes 9.625% 2008 ............      1,000,000      1,017,500
Trump Atlantic City Associates Funding sec
 1st mtg notes 11.25% 2006  ......................      2,000,000      1,972,500
                                                                      ----------
                                                                       3,995,000
                                                                      ----------
METALS & MINING - 2.77%
Armco sr notes 11.375% 1999 ......................        750,000        780,000
Commonwealth Aluminum sr sub notes
 10.75% 2006  ....................................        750,000        783,750
G.S. Technologies sr notes 12.00% 2004 ...........      2,000,000      2,155,000
G.S. Technologies sr notes 12.25% 2005 ...........      1,500,000      1,642,500
Oregon Steel Mills sec 1st mtg notes
 11.00% 2003  ....................................      1,000,000      1,087,500
                                                                      ----------
                                                                       6,448,750
                                                                      ----------
PACKAGING & CONTAINERS - 1.28%
Container Corporation of America sr notes
 11.25% 2004  ....................................      1,000,000      1,090,000
Ivex Packaging sr sub notes 12.50% 2002 ..........      1,000,000      1,087,500
Stone Container sr notes 11.875% 2016 ............        750,000        798,750
                                                                      ----------
                                                                       2,976,250
                                                                      ----------
PAPER & FOREST PRODUCTS - 1.71%
Four M Series B sr sec notes 12.00% 2006 .........        450,000        456,750
Pacific Lumber sr unsec notes 10.50% 2003 ........      2,000,000      2,040,000
Repap Wisconsin 2nd priority sr sec notes
 9.875% 2006  ....................................      1,500,000      1,485,000
                                                                      ----------
                                                                       3,981,750
                                                                      ----------
RETAIL - 2.92%
Central Tractor sr notes 10.625% 2007 ............        325,000        340,438
Cole National Group sr sub notes
 9.875% 2006 .....................................      2,000,000      2,110,000
Cort Furniture Rental sr notes
 12.00% 2000  ....................................      1,221,000      1,349,205
Fleming Companies sr sub notes
 10.625% 2001  ...................................      1,820,000      1,911,000
Ralph's Grocery sr notes 10.45% 2004 .............      1,000,000      1,098,750
                                                                      ----------
                                                                       6,809,393
                                                                      ----------
TELECOMMUNICATIONS - 2.14%
Galaxy Telecom sr sub notes 12.375% 2005 .........      2,000,000      2,120,000
Jacor Communications sr unsec sub notes
 9.75% 2006  .....................................        750,000        783,750
Rogers Cantel sr sub notes 11.125% 2002 ..........      1,000,000      1,038,750
+Telex Communications sr notes
 10.50% 2007  ....................................      1,000,000      1,035,000
                                                                      ----------
                                                                       4,977,500
                                                                      ----------
TEXTILES - 2.84%
+Anvil Knitwear sr notes 10.875% 2007 ............      1,000,000      1,012,500
Clark Schwebel Series B sr notes
 10.50% 2006  ....................................      1,500,000      1,608,750
Foamex L.P. sr notes 11.25% 2002 .................      2,000,000      2,127,500
+GFSI sr sub notes 9.625% 2007 ...................        850,000        854,250
+Synthetic Industries sr sub notes
 9.25% 2007  .....................................      1,000,000      1,022,500
                                                                      ----------
                                                                       6,625,500
                                                                      ----------


10                          1997 semi-annual report

--------------------------------------------------------------------------------

                                                        PRINCIPAL        MARKET
                                                         AMOUNT           VALUE
                                                       -------------------------
NON-CONVERTIBLE BONDS (CONTINUED)
TRANSPORTATION & SHIPPING - 1.52%
+Atlantic Express sr sec 10.75% 2004 ...........    $    675,000    $    705,375
Teekay Shipping 1st pfd ship mtg notes
 9.625% 2003 ...................................       1,750,000       1,833,125
Teekay Shipping sec 1st pfd ship mtg notes
 8.32% 2008  ...................................       1,000,000         992,500
                                                                    ------------
                                                                       3,531,000
                                                                    ------------
UTILITIES - 1.62%
Calpine sr notes 10.50% 2006 ...................       2,000,000       2,150,000
Midland Funding II Series A deb
 11.75% 2005 ...................................       1,400,000       1,611,750
                                                                    ------------
                                                                       3,761,750
                                                                    ------------
MISCELLANEOUS - 1.38%
Graphic Controls Series A sr sub notes
 12.00% 2005  ..................................       2,000,000       2,230,000
Pierce Leahy sr sub notes 11.125% 2006 .........         900,000         992,250
                                                                    ------------
                                                                       3,222,250
                                                                    ------------

Total Non-Convertible Bonds
 (cost $97,642,181)  ...........................                     101,479,557
                                                                    ------------

CONVERTIBLE  BONDS - 11.60%
BANKING,  FINANCE & INSURANCE - 0.84%
+Banco Nacional De Mexico global jr unsec
 sub deb 7.00% 1999  ...........................       2,000,000       1,952,500
                                                                    ------------
                                                                       1,952,500
                                                                    ------------
COMPUTERS & TECHNOLOGY - 1.07%
MacNeal-Schwendler unsec sub deb
7.875% 2004  ...................................       1,000,000         978,750
+Safeguard Scientific sub notes 6.00% 2006 .....       1,500,000       1,516,875
                                                                    ------------
                                                                       2,495,625
                                                                    ------------
ELECTRONICS - 0.27%
+Atmel SA 3.25% 2002  ..........................         600,000         639,750
                                                                    ------------
                                                                         639,750
                                                                    ------------
HEALTHCARE & PHARMACEUTICALS - 1.28%
+ARV Assisted Living sub notes 6.75% 2006 ......       1,300,000       1,109,875
Phymatrix sub deb 6.75% 2003  ..................       1,800,000       1,572,750
+Uromed unsec sub notes 6.00% 2003 .............         500,000         303,750
                                                                    ------------
                                                                       2,986,375
                                                                    ------------
INDUSTRIALS - 0.62%
U.S. Filter sub notes 4.50% 2001 ...............       1,400,000       1,438,500
                                                                    ------------
                                                                       1,438,500
                                                                    ------------

                                                        PRINCIPAL        MARKET
                                                         AMOUNT           VALUE
                                                       -------------------------
CONVERTIBLE BONDS (CONTINUED)
REAL ESTATE - 6.68%
Alexander Haagen Properties sub deb
 7.50% 2001  ................................... $   2,270,000    $   2,125,287
IRT Property sub deb 7.30% 2003 ................     2,000,000        2,062,500
Liberty Property Trust unsec sub deb
 8.00% 2001  ...................................     1,500,000        1,815,000
LTC Properties sub deb 8.50% 2000 ..............     1,000,000        1,186,250
LTC Properties sub deb 8.50% 2001 ..............       450,000          517,500
Malan Realty Investors unsec sub deb
 9.50% 2004  ...................................     3,300,000        3,390,750
Mid-Atlantic Realty Trust sub deb
 7.625% 2003  ..................................     1,500,000        1,655,625
Sizeler Property Investors sub deb
 8.00% 2003 ....................................     3,000,000        2,801,250
                                                                  -------------
                                                                     15,554,162
                                                                  -------------
RETAIL - 0.84%
+Home Shopping Network sub deb
 5.875% 2006 ...................................     1,600,000        1,952,000
                                                                  -------------
                                                                      1,952,000
                                                                  -------------
Total Convertible Bonds
 (cost $26,357,599)  ...........................                     27,018,912
                                                                  -------------
TOTAL MARKET VALUE OF SECURITIES OWNED - 120.64%
 (cost $256,512,093)  ..........................                  $ 280,907,768
LIABILITIES NET OF RECEIVABLES AND
 OTHER ASSETS - (20.64%)  ......................                    (48,058,583)
                                                                  -------------
NET ASSETS APPLICABLE TO 14,307,000 SHARES
 ($0.01 par value) OUTSTANDING; EQUIVALENT TO
 $16.28 PER SHARE - 100.00%  ...................                  $ 232,849,185
                                                                  =============
----------------
ADR - American Depository Receipt
DECS - Dividend Enhanced Convertible Stock
PERCS - Preferred Equity Redemption Cumulative Stock.
MARCS - MandatorAdjustable Redeemable Convertible Security
+Securities exempt from registration under rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers (See Note 6).

COMPONENTS OF NET ASSETS AT MAY 31, 1997:
Common Stock, $0.01 par value, 500,000,000
shares authorized to the Fund ..............................      $ 200,958,246
Distributions in excess of
net investment income ......................................         (2,541,967)
Accumulated undistributed net realized
gain on investments ........................................         10,037,231
Net unrealized appreciation of investments .................         24,395,675
                                                                  -------------
Total net assets ...........................................      $ 232,849,185
                                                                  =============

            See accompanying notes



                             1997 semi-annual report                          11

DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)






INVESTMENT INCOME:
Interest .........................................    $ 6,231,403
Dividends ........................................      3,415,332    $ 9,646,735
                                                      -----------
EXPENSES:
Management fees ..................................        778,785
Administrative fees ..............................        219,324
Commercial paper fees ............................         68,860
Reports to shareholders ..........................         26,674
Shareholders' meeting ............................         20,000
NYSE fees ........................................         16,012
Amortization of organizational expenses ..........         14,365
Taxes, other than taxes on income ................          9,423
Transfer agent fees ..............................          5,984
Professional fees ................................          5,437
Directors' fees ..................................          4,626
Other ............................................            484
                                                       -----------
Total operating expenses
(before interest expense)  .......................                     1,169,974
Interest expense .................................                     1,533,177
                                                                     -----------
Total expenses ...................................                     2,703,151
                                                                     -----------

NET INVESTMENT INCOME ............................                     6,943,584
                                                                     -----------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from security transactions .....                     9,669,779
Net change in unrealized appreciation
on investments ...................................                     6,400,080
                                                                     -----------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS ..............................                    16,069,859
                                                                     -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ........................                   $23,013,443
                                                                     ===========

See accompanying notes

DELAWARE GROUP                                    Six Months
DIVIDEND AND INCOME FUND, INC.                     Ended               Year
STATEMENTS OF CHANGES IN NET ASSETS               5/31/97              Ended
                                                 (Unaudited)          11/30/96
                                                  ------------------------------
OPERATIONS:
Net investment income ........................   $   6,943,584    $  15,233,859

Net realized gain from security transactions .       9,669,779        7,639,969
Net change in unrealized appreciation
on investments ...............................       6,400,080       18,652,232
                                                 -------------    -------------
Net increase in net assets resulting from
operations ...................................      23,013,443       41,526,060
                                                 -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income and short-term
capital gains ................................      (9,485,551)     (21,460,500)
Net realized long-term gains on security
transactions .................................      (1,244,709)            --
                                                 -------------    -------------
                                                   (10,730,260)     (21,460,500)
                                                 -------------    -------------

NET INCREASE IN NET ASSETS ...................      12,283,183       20,065,560

NET ASSETS:
Beginning of period ..........................     220,566,002      200,500,442
                                                 -------------    -------------
End of period ................................   $ 232,849,185    $ 220,566,002
                                                 =============    =============

                             See accompanying notes




12                           1997 semi-annual report


DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC.
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash:
Cash flows provided by operating activities:
Interest and dividends received (excluding amortization of $128,381).............................    $ 9,225,591
Operating expenses paid..........................................................................     (1,283,081)
Interest expenses paid...........................................................................     (1,582,944)
Sale of short-term portfolio investments, net....................................................      4,096,558
Purchase of long-term portfolio investments......................................................   (118,287,145)
Proceeds from disposition of long-term portfolio investments.....................................    117,264,032
                                                                                                    -------------
Net cash provided by operating activities........................................................      9,433,011
                                                                                                    -------------

Cash flows used for financing activities:
Cash provided by issuance of commerical paper....................................................    137,168,578
Cash used to liquidate commerical paper..........................................................   (137,417,056)
Cash dividends paid..............................................................................    (10,730,260)
                                                                                                    -------------
Net cash used for financing activities...........................................................    (10,978,738)
                                                                                                    -------------
Net increase in cash.............................................................................     (1,545,727)
Cash at beginning of period......................................................................      2,006,222
                                                                                                    -------------
Cash at end of period............................................................................      $ 460,495
                                                                                                    -------------

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net
Cash Provided by Operating Activities:
Net increase in net assets resulting from operations.............................................   $ 23,013,443
                                                                                                    -------------
Decrease in investments..........................................................................      5,153,741
Net realized gain from security transactions.....................................................     (9,669,779)
Change in net unrealized appreciation............................................................     (6,400,080)
Increase in prepaid assets.......................................................................         (5,661)
Decrease in receivable for investments sold......................................................        329,399
Increase in interest and dividends receivable....................................................       (292,763)
Decrease in deferred organization expenses.......................................................         25,223
Decrease in payable for investments purchased....................................................     (2,538,076)
Decrease in interest payable.....................................................................        (77,573)
Decrease in accrued expenses and other liabilities...............................................       (104,863)
                                                                                                    -------------
Total adjustments................................................................................    (13,580,432)
                                                                                                    -------------
Net cash provided by operating activities........................................................    $ 9,433,011
                                                                                                    =============


See accompanying notes




                             1997 semi-annual report                         13

DELAWARE GROUP
DIVIDEND AND INCOME FUND, INC
FINANCIAL HIGHLIGHTS -- MAY 31, 1997

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                               Six Months Ended                                                       For the Period
                                                5/31/97            Year Ended       Year Ended      Year Ended        3/26/93* to
                                              (unaudited)           11/30/96         11/30/95        11/30/94           11/30/93
                                              --------------------------------------------------------------------------------------
Net asset value, beginning of period                   $ 15.42         $ 14.01           $ 12.69        $ 14.91             $ 14.04

Income (loss) from investment operations:
Net investment income.................................    0.49            1.07              1.13           1.10                0.68
Net realized and unrealized gain (loss)
from security transactions............................    1.12            1.84              1.34          (1.73)               0.81
                                                       -------         -------           -------        -------             --------
Total from investment operations......................    1.61            2.91              2.47          (0.63)               1.49
                                                       -------         -------           -------        -------             --------
Less dividends and distributions:
Dividends from net investment income
and short-term capital gains..........................   (0.66)          (1.50)2           (1.15)         (1.12)              (0.62)
Distributions from net realized long-term
gains on security transactions........................   (0.09)                -               -          (0.47)                   -
                                                       -------          -------          -------        -------             --------
Total dividends and distributions.....................   (0.75)          (1.50)            (1.15)         (1.59)              (0.62)
                                                       -------          -------          -------        -------             --------
Net asset value, end of period........................ $ 16.28          $ 15.42          $ 14.01        $ 12.69             $ 14.91
                                                       -------          -------          -------        -------             --------
Market value, end of period........................... $ 17.00          $ 16.63          $ 14.00        $ 12.00             $ 14.50
                                                       =======          =======          =======        =======             ========

Total investment return based on:(1)
Market value..........................................    6.89%           30.67%           28.71%         (7.23%)              0.82%
                                                       =======          =======          =======        =======             ========
Net asset value.......................................   10.36%           21.11%           20.72%         (4.60%)             10.76%
                                                       =======          =======          =======        =======             ========

Ratios and supplemental data:
Net assets, end of period (000 omitted)               $232,849         $220,566         $200,500       $181,510            $213,292
                                                       -------          -------          -------        -------             --------
Ratio of total operating expenses to adjusted average
weekly net assets (before interest expense) ..........    0.83%**          0.87%            0.89%          1.01%             0.94%**
Ratio of interest expenses to adjusted average
weekly net assets.....................................    1.09%**          1.17%            1.32%          0.76%**              N/A
Ratio of net investment income to adjusted average
weekly net assets.....................................    4.92%**          5.80%            6.68%          6.80%             6.88%**
Portfolio turnover....................................      85%**            69%             118%            73%              113%
Average commission rate paid.......................... $0.0576          $0.0532               N/A            N/A                N/A

Leverage analysis:
Debt outstanding at end of period (000 omitted)....... $55,000          $55,000           $55,000        $48,000                N/A
Average daily balance of debt outstanding
 (000 omitted) ....................................... $54,635          $54,641           $52,488        $40,803                N/A
Average daily balance of shares
outstanding (000 omitted).............................  14,307           14,307            14,307         14,307                N/A
Average debt per share................................   $3.82            $3.82             $3.67          $2.85                N/A

----------
 * Commencement of operations.
** Annualized - Commercial paper was initially issued on January 25, 1994.
   Net of underwriter's discount of $0.90 and offering costs of $0.06 charged to paid-in capital with respect to issuance of common shares.
1 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
2 Of the $1.50 per share dividends paid during the year $0.41 consisted of short-term capital gains, which are taxable at the same rate as net investment income.

                             See accompanying notes

                             1997 semi-annual report                         14

DELAWARE GROUP DIVIDEND AND INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Dividend and Income Fund, Inc. (The "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation. The primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the lasted quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Short-term instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Distributions - In December 1995, the Fund implemented a managed distribution policy. Under the policy, the Fund declares and pays monthly dividends at an annual rate of not less than $1.50 per share and is managed with a goal of generating as much of the dividend as possible from ordinary income (net investment income and short-term capital gains). The balance of the dividend then comes from long-term capital gains (once a year) and, if necessary, a return of capital. No dividends were designated as return of capital for the six months ended May 31, 1997.

Borrowings - The Fund issues short-term commercial paper at a discount from par. The discount is amortized over the life of the commercial paper using the straight-line method. In addition, a total of $199,000 was incurred in connection with the start-up of the short-term commercial paper program. These costs were deferred and are being amortized ratably over a period of three years from the date of the first short-term commercial paper issuance (See Note 5).

Other - Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates - In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee equal to 0.55% of the Fund's adjusted average weekly net assets. At May 31, 1997, the Fund had a liability for Investment Management fees of $130,103.

The Fund has also entered into an Administration Agreement with Princeton Administrators, L.P., the administrator of the Fund, which provides for payment, subject to an annual minimum fee of $150,000, of a monthly fee computed at the annual rate of 0.15% of the Fund's adjusted average weekly net assets.

For purposes of the calculation of investment management fees and administration fees, adjusted average weekly net assets do not include the commercial paper liability.

Officers, directors and employees of DMC, who are also officers, directors and employees of the Fund, do not receive any compensation from the Fund.

3. Investments
During the six months ended May 31, 1997, the Fund made purchases of $115,749,068 and sales of $116,934,173 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Fund was as follows:

Cost of Investments. . . . . . . .               $256,512,093
                                                =============
Aggregate unrealized appreciation                  28,417,093
Aggregate unrealized depreciation                   4,021,418
                                                -------------
Net unrealized appreciation                     $  24,395,675
                                                =============
4. Capital Stock
There are 500,000,000 shares of $0.01 par value capital stock authorized.

On June 2, 1997, the Fund declared its monthly dividend in the amount of $0.125 per share. This dividend was payable June 27, 1997, to stockholders of record at the close of business on June 13, 1997. The ex-dividend date was June 11, 1997.

Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, ChaseMellon Shareholder Services, L.L.C., in the open market.

                            1997 semi-annual report                           15

--------------------------------------------------------------------------------
5. Commercial Paper
As of May 31, 1997, $55,000,000 commercial paper was outstanding with an amortized cost of $54,551,778. The weighted average discount rate of commercial paper outstanding at May 31, 1997, was 5.73%. The average daily balance of commercial paper outstanding during the six months ended May 31, 1997, was $54,635,260 at a weighted average discount rate of 5.51%. The maximum amount of commercial paper outstanding at any time during the six months was $55,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the six months ended May 31, 1997, there were no borrowings under this arrangement.

6. Concentrations of Credit Risk
The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 10 % of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities, if any, have been denoted in the Statement of Net Assets.

7. Written Options
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the six months ended May 31, 1997, were as follows:
                                                    Number of    Premiums
                                                    Contracts    Received
                                                    ---------    --------
Options outstanding at November 30, 1996                1,458    $259,555
Options exercised . . . . . . . . .                     1,458     259,555
                                                    ---------    --------
Options outstanding at May 31, 1997                         -    $      -
                                                    ---------    --------


16                            1997 semi-annual report

This Semi-Annual Report is for the Information of Dividend And Income Fund Shareholders. It sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read it carefully before you invest. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

WALTER P. BABICH+
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR+
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN+
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON*
President and Chief Executive Officer
MLM Partners
Minneapolis, Minn.
*Appointed June 19, 1997

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Audit Committee Member

Executive Officers

WAYNE A. STORK
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

RICHARD G. UNRUH, JR.
Executive Vice President
Philadelphia, PA

PAUL E. SUCKOW
Senior Vice President/Chief Investment Officer
Fixed-Income
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President/Chief Administrative Officer/
Chief Financial Officer
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President/Secretary
Philadelphia, PA

JOSEPH H. HASTINGS
Vice President/Corporate Controller
Philadelphia, PA

MICHAEL P. BISHOF
Vice President/Treasurer
Philadelphia, PA

+Audit Committee Member

THE DELAWARE GROUP INCLUDES OPEN-END AND CLOSED-END FUNDS WITH A WIDE RANGE OF INVESTMENT OBJECTIVES. STOCK FUNDS, INCOME FUNDS, TAX-FREE FUNDS, MONEY MARKET FUNDS AND CLOSED-END EQUITY/INCOME FUNDS GIVE INVESTORS THE ABILITY TO CREATE A PORTFOLIO THAT FITS THEIR PERSONAL FINANCIAL GOALS. FOR A PROSPECTUS OF ANY OPEN-END DELAWARE GROUP FUND, CONTACT YOUR FINANCIAL ADVISER OR CALL THE DELAWARE GROUP AT 1.800.523.4640. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT ACT OF 1940 THAT THE FUND MAY PURCHASE AT MARKET PRICES FROM TIME TO TIME SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.


PRINCIPAL OFFICE OF
THE FUND
1818 Market Street
Philadelphia, PA 19103

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, PA

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

INDEPENDENT AUDITORS
Ernst & Young LLP
2001 Market Street
Philadelphia, PA

REGISTRAR AND STOCK TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
P.O. Box 590
Ridgefield Park, NJ
1.800.851.9677

NUMBER OF RECORDHOLDERS
AS OF MAY 31, 1997
611

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS REPRESENTATIVES
1.800.596.8396


Be sure to consult your financial adviser when making investment decisions. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any credit union or any bank, are not obligations of any credit union or any bank, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not credit union or bank deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

(49)
SA-DDF[5/97]PP7/97